UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2010

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01	Regulation FD Disclosure

On May 24, 2010, Petrohawk Energy Corporation (“Petrohawk” or the “Company”) (NYSE:HK) announced that two previously announced transactions, a  50/50 joint venture with Kinder Morgan Energy Partners, L.P. (“Kinder Morgan”) involving the Company’s midstream business in the Haynesville Shale for $875 million and the sale of Terryville Field for $320 million, have closed. Petrohawk has now closed approximately $1.37 billion in asset sales year to date, significantly in excess of the Company’s target of $1 billion in divestitures in 2010.

In addition, as announced on April 23, 2010, the Company is holding an analyst day presentation on May 24, 2010. The live webcast and accompanying slide presentation will be accessible through the Company’s website at 8:00 AM Central Daylight Time (9:00 AM Eastern Daylight Time) on May 24th. A replay will be available following the conference and can also be accessed through the Company’s website. Among the items to be covered in the presentation are anticipated production growth, price realizations and capital expenditures for 2010, 2011 and 2012, as follows:

	2010	2011	2012
Production growth	30%	30% - 40%	15% - 25%

Percent natural gas	93%	87%	84%
Percent oil	4%	9%	11%
Percent natural gas liquids	3%	4%	5%

Price realizations
Natural gas	95% - 99%	95% - 99%	95% - 99%
Oil	94% - 98%	94% - 98%	94% - 98%
Natural gas liquids (% of oil)	53% - 57%	53% - 57%	53% - 57%

	($ in millions)
Capital expenditures
Drilling and completion	$1,350	$1,550	$1,450
Hawk Field Services	280	150	120
Leasehold and acquisitions	500	100	100

	$2,130	$1,800	$1,670

Additionally, the Company announced the following anticipated production, price realizations, operating costs and effective tax rates for 2010 as follows:

	2009		2010
	Guidance	Actual	Original	Updated
Production (Mmcfe/d)	490 -500	502	670 -680	650 -660

Price realizations
Natural gas	92% -97%	93%	N/A	95% - 99%
Oil	N/A	91%	N/A	94% - 98%
Natural gas liquids (% of oil)	N/A	N/A	N/A	53% - 57%

Operating Costs ($ / Mcfe)
Lease operating / workover	$0.40 -$0.52	$0.45	$0.33 -$0.45	$0.29 -$0.39
Gathering, transportation & other	$0.40 -$0.48	$0.49	$0.48 -$0.56	$0.65 -$0.75
Taxes other than income	$0.35 -$0.45	$0.32	$0.33 -$0.43	$0.15 -$0.25

Total	$1.15 -$1.45	$1.26	$1.14 -$1.44	$1.09 -$1.39

General and administrative expense ($ / Mcfe)[1]	$0.40 -$0.50	$0.54	$0.35 -$0.45	$0.40 -$0.50

Effective tax rate	38% - 41%	42.5%	38% - 41%	38% - 41%

[1]	Excludes non-cash stock-based compensation charges of $0.06-$0.12 per mcfe for 2010.

FORWARD LOOKING STATEMENTS

Note: The statements in this Form 8-K that are not historical statements are forward-looking statements that are intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Petrohawk’s current expectations and include statements regarding estimates of future production, price realizations, operating costs, capital expenditures, general and administrative expenses, effective tax rates and the like. These statements reflect current plans, estimates, assumptions and strategies and are often, but not always, identified using words such as “expects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. Forward-looking statements, and the plans, estimates, assumptions and strategies underlying them are subject to a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in these statements. These risks include, but are not limited to the factors included in the section entitled “Risk Factors” in Petrohawk’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

By:	/S/ C. BYRON CHARBONEAU
Vice President, Chief Accounting Officer and Controller

Date: May 24, 2010